UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2014

CONTINENTAL RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Oklahoma

(State or Other Jurisdiction of Incorporation)

1-32886	73-0767549
(Commission File Number)	(IRS Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma	73102
(Address of Principal Executive Offices)	(Zip Code)

(405) 234-9000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 26, 2014, Continental Resources, Inc. (the “Company”) issued a press release announcing its fourth quarter and full-year 2013 financial and operating results. A copy of the press release is being furnished as an exhibit to this report on Form 8-K.

Item 7.01	Regulation FD Disclosure

Reference materials in connection with the fourth quarter and full-year 2013 earnings call scheduled for February 27, 2014 at 11:00 a.m. Eastern time (10:00 a.m. Central time), will be available on the Company’s web site at www.CLR.com, prior to the start of the call.

In the February 26, 2014 press release, the Company also announced its planned participation in the following research conferences:

March 3, 2014   Raymond James Institutional Investors Conference, Orlando

March 5, 2014   Barclays Investment Grade Energy & Pipeline Conference, New York

March 26, 2014 Howard Weil 42nd Annual Energy Conference, New Orleans

The Company’s presentation at the Raymond James conference will be available via webcast. Instructions regarding how to access such webcast will be available on the Company’s web site at www.CLR.com on or prior to the day of the presentation. Such webcast will be available for 30 days on the Company’s web site. Presentation materials for all presentations will be available on the Company’s web site on or prior to the day of the presentations at www.CLR.com.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated February 26, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)

Dated: February 26, 2014

	By:	/s/ John D. Hart
John D. Hart Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated February 26, 2014